                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

 [x] Preliminary Proxy Statement      [_] Confidential, For Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
 [_] Definitive Proxy Statement
 [_] Definitive Additional Materials
 [_] Definitive Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Fulton Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x] No fee required.
 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

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

                                                                WRC DRAFT 2/8/99
                         FULTON FINANCIAL CORPORATION
                                 P.O. BOX 4887
                                ONE PENN SQUARE
                         LANCASTER, PENNSYLVANIA 17604

                   *NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   -----------------------------------------
                          *TO BE HELD APRIL 20, 1999
                          --------------------------


TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Tuesday, April 20, 1999, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

          1. ELECTION OF DIRECTORS. To elect the eleven nominees listed in the accompanying Proxy Statement for the terms specified.

          2. AMENDMENT OF THE ARTICLES OF INCORPORATION. To approve a proposal adopted by the Board of Directors to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 200 million shares to 400 million shares.

          3. AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN. To approve a proposal adopted by the Board of Directors to amend the Employee Stock Purchase Plan for the purpose of increasing by 500,000 shares the number of shares of common stock for which options are authorized to be granted under the Plan.

          4. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 1, 1999 shall be entitled to be given notice of, and to vote at the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                            *BY ORDER OF THE BOARD OF DIRECTORS
                                            -----------------------------------
                                                            *WILLIAM R. COLMERY
                                                            -------------------
                                                                      Secretary


Enclosures
March 11, 1999
*BOLD FACE TYPE

                                PROXY STATEMENT

                     Dated and To Be Mailed March 11, 1999

                         FULTON FINANCIAL CORPORATION
                                 P.O. BOX 4887
                                ONE PENN SQUARE
                         LANCASTER, PENNSYLVANIA 17604
                                (717) 291-2411

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 20, 1999


                               TABLE OF CONTENTS
                               -----------------

                                                                    PAGE
                                                                    ----

GENERAL
-------

Introduction............................................................
------------
Date, Time and Place of Meeting ........................................
-------------------------------
Shareholders Entitled to Vote ..........................................
-----------------------------
Purpose of Meeting .....................................................
------------------
Solicitation of Proxies ................................................
-----------------------
Revocability and Voting of Proxies .....................................
----------------------------------
Voting of Shares and Principal Holders Thereof .........................
----------------------------------------------
Shareholder Proposals ..................................................
---------------------
Recommendation of the Board of Directors ...............................
----------------------------------------

INFORMATION CONCERNING ELECTION OF DIRECTORS
--------------------------------------------

General Information ....................................................
-------------------
Information about Nominees and Continuing Directors ....................
---------------------------------------------------
Meetings and Committees of the Board of Directors ......................
-------------------------------------------------
Compensation of Directors ..............................................
-------------------------
Executive Officers......................................................
------------------
Executive Compensation..................................................
----------------------
Transactions with Directors and Executive Officers......................
--------------------------------------------------
Section 16(a) Beneficial Ownership Reporting Compliance.................
-------------------------------------------------------

AMENDMENT OF THE ARTICLES OF INCORPORATION
------------------------------------------

General Information.....................................................
-------------------

Recommendation of the Board of Directors ...............................
----------------------------------------

AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN
---------------------------------------------

General Information ....................................................
-------------------
Summary of the Plan ....................................................
-------------------
Recommendation of the Board of Directors ...............................
----------------------------------------

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------

ADDITIONAL INFORMATION..................................................
----------------------

OTHER MATTERS...........................................................
-------------

EXHIBITS
--------

Exhibit A - Employee Stock Purchase Plan ...............................

                                     GENERAL
                                     -------

Introduction
------------

         Fulton Financial Corporation, a Pennsylvania business corporation and registered bank holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Great Valley Savings Bank, Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank of Gloucester County, The Woodstown National Bank & Trust Company and The Peoples Bank of Elkton. In addition, Fulton Financial Corporation has four direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which facilities of Fulton Bank and Lebanon Valley Farmers Bank are located), Fulton Life Insurance Company (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects) and FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies).

         The meeting to which this Proxy Statement relates will be the seventeenth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting
-------------------------------

         The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Tuesday, April 20, 1999, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote
-----------------------------

         Only those shareholders of record at the close of business on March 1, 1999 shall be entitled to receive notice of, and to vote at the meeting.

Purpose of Meeting
------------------

         The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect eleven directors for the terms specified herein; (ii) to approve a proposal adopted by the Board of Directors to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock from 200 million shares to 400 million shares;
(iii) to approve an amendment to the Employee Stock Purchase Plan for the purpose of increasing by 500,000 shares the number of shares of common stock for which options are authorized to be granted under the Plan; and (iv) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies
-----------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Tuesday, April 20, 1999, and any adjournments thereof.

         The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies
----------------------------------

         The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to William R. Colmery, Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the eleven nominees identified in this Proxy Statement, FOR the proposal to amend the Articles of Incorporation and FOR the proposal to amend the Employee Stock Purchase Plan. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.

         Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

         Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing

Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the eleven nominees identified in the Proxy Statement, FOR the proposal to amend the Articles of Incorporation, and FOR the proposal to amend the Employee Stock Purchase Plan.

Voting of Shares and Principal Holders Thereof
----------------------------------------------

         At the close of business on March 1, 1999, which is the record date for determination of shareholders entitled to receive notice of, and to vote at the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding__________ shares of common stock. There is no other class of stock outstanding. As of the record date, shares of Fulton Financial Corporation common stock were held by the Trust Departments of the following Fulton Financial Corporation subsidiaries as sole fiduciary:

                 Fulton Bank
                                                  -----------------
                 FNB Bank, N.A.
                                                  -----------------
                 Hagerstown Trust Company
                                                  -----------------
                 Lafayette Ambassador Bank
                                                  -----------------
                 Lebanon Valley Farmers Bank
                                                  -----------------
                 The Woodstown National Bank
                      & Trust Company
                                                  -----------------
                                         Total:                     Shares
                                                  -----------------

The shares held by the Trust Departments of the foregoing banks as sole fiduciaries represent in the aggregate approximately_____ percent of the total shares outstanding and will be voted FOR the election of the eleven nominees identified in this Proxy Statement, FOR the proposal to amend the Articles of Incorporation and FOR the proposal to amend the Employee Stock Purchase Plan.

         A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) over which the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

         Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected to the Board of Directors. Under the Articles of Incorporation, the affirmative vote of 66-2/3 percent of the outstanding shares entitled to vote is required to approve the proposal to amend the Articles of Incorporation. A majority of the votes cast is necessary to approve the amendment of the Employee Stock Purchase Plan. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors or approval of the proposals to amend the Articles of Incorporation and the Employee Stock Purchase Plan.

         To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals
---------------------

         Shareholder proposals intended to be presented at the 2000 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than December 12, 1999, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2000 Annual Meeting.

Recommendation of the Board of Directors
----------------------------------------

         The Board of Directors recommends that the shareholders vote FOR the election of the eleven nominees identified in this Proxy Statement, FOR the proposal to amend the Articles of Incorporation and FOR the proposal to amend the Employee Stock Purchase Plan.

                  INFORMATION CONCERNING ELECTION OF DIRECTORS
                  --------------------------------------------

General Information
-------------------

         The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

         A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

     Thomas D. Caldwell, Jr., Bernard J. Metz, Sr., and Arthur M. Peters, Jr. have reached the mandatory retirement age of 70, and, as required under the Bylaws, will be retiring from the Board of Directors as of the 1999 Annual Meeting.

     The Board of Directors has fixed the number of directors at twenty-five. There are fourteen continuing directors whose terms of office will expire at either the 2000 Annual Meeting or the 2001 Annual Meeting. The Board of Directors proposes to nominate the following eleven persons for election to the Board of Directors for the terms specified below:

                     For a Term of Two Years - Class of 2001
                     ---------------------------------------

            Charles V. Henry, III             Joseph J. Mowad, M.D.

                    For a Term of Three Years - Class of 2002
                    -----------------------------------------

                Martin D. Cohen              Carolyn R. Holleran
                Patrick J. Freer             Samuel H. Jones, Jr.
                Robert D. Garner             Donald W. Lesher, Jr.
                J. Robert Hess               Stuart H. Raub
                              Mary Ann Russell

     Each of the above nominees, except Joseph J. Mowad, M.D., is presently a director of Fulton Financial Corporation. In addition, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Mrs. Russell and Messrs. Garner, Hess and Raub - Fulton Bank; Dr. Mowad - FNB Bank, N.A.; Mrs. Holleran - Great Valley Savings Bank; Mr. Cohen - Lafayette Ambassador Bank; Messrs. Freer, Henry and Lesher - Lebanon Valley Farmers Bank; and Mr. Jones - The Woodstown National Bank & Trust Company.

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton

Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors
---------------------------------------------------

         Information concerning the eleven persons to be nominated for election to the Board of Directors of Fulton Financial Corporation at the 1999 Annual Meeting and concerning the fourteen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 28, 1999 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation, except Samuel H. Jones, Jr., who owns __%. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                    NOMINEES
                                    ---------

                                  CLASS OF 2001
                                 (Two Year Term)

          CHARLES V. HENRY, III, age 64. Attorney, Henry & Beaver, LLP (law
          firm). Director since 1998. Shares of stock beneficially owned:
          102,929.1

          JOSEPH J. MOWAD, M.D., age 63. Director of Urology, Geisinger Medical Center (urologist). Shares of stock beneficially owned: 20,213.

                                  CLASS OF 2002
                                (Three Year Term)

          MARTIN D. COHEN, age 56. Attorney, Cohen, Feeley & Ortwein, P.C. (law
          firm). Director since 1998. Shares of stock beneficially owned:
          136,850.2

          PATRICK J. FREER, age 49. Vice President, Strickler Insurance Agency, Inc. (insurance broker). Director since 1996. Shares of stock beneficially owned: 32,239.3


          ROBERT D. GARNER, age 65. Retired Chairman of the Board, Fulton Financial Corporation. Director since 1981. Shares of stock beneficially owned: 124,333.4

          J. ROBERT HESS, age 64. President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 106,157.5

          CAROLYN R. HOLLERAN, age 60. Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned:
          14,135.

          SAMUEL H. JONES, JR., age 65. President, S J Transportation Co. (trucking company). Director since 1997. Shares of stock beneficially owned: 821,823. Mr. Jones also serves as a director of MetaCreations Corp. and Jevic Transportation, Inc., which are subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

          DONALD W. LESHER, JR., age 54. President, Lesher Mack Sales and Service (truck dealership). Director since 1998. Shares of stock beneficially owned: 59,383.

          STUART H. RAUB, JR., age 65. President, Industrial Piping Systems, Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned: 22,123.

          MARY ANN RUSSELL, age 63. Retired President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 11,984.

                              CONTINUING DIRECTORS
                              --------------------

                                  CLASS OF 2000

          JEFFREY G. ALBERTSON, age 58. Attorney, Albertson Ward (law firm). Director since 1996. Shares of stock beneficially owned: 107,871.6 The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank of Gloucester County for many years and is expected to continue to do so in the future.

          HAROLD D. CHUBB, age 66. Retired Director of Finance, Brethren in Christ Denomination in North America. Director since 1975. Shares of stock beneficially owned: 26,911.7

          WILLIAM H. CLARK, JR., age 66. Partner, Clark, Schaeffer, Jones & Eichner (certified public accountants). Director since 1987. Shares of stock beneficially owned: 8,363.

          RUFUS A. FULTON, JR., age 58. Chairman of the Board, President and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 213,898.8

          EUGENE H. GARDNER, age 63. President, Gardner Investments (investment advisor). Director since 1981. Shares of stock beneficially owned:
          17,563.9

          DANIEL M. HEISEY, age 50. Retired Vice President, Fulton Bank. Director since 1993. Shares of stock beneficially owned: 183,332.

          CLYDE W. HORST, age 60. Chairman and Chief Executive Officer, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 47,387.

          WILLIAM E. RUSLING, age 69. Retired President, Hercules Cement Company (manufacturer of cement). Director since 1990. Shares of stock beneficially owned: 38,112.

                                  CLASS OF 2001

          JAMES P. ARGIRES, M.D., age 67. President, Lancaster Neurosurgical Associates (neurosurgeon). Director since 1974. Shares of stock beneficially owned: 16,514.

          DONALD M. BOWMAN, JR., age 60. Chairman of the Board, D. M. Bowman, Inc. (trucking company). Director since 1994. Shares of stock beneficially owned: 253,265.10

          FREDERICK B. FICHTHORN, age 65. President, F & M Hat Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 70,193.

          JOHN O. SHIRK, age 55. Attorney, Barley, Snyder, Senft & Cohen, LLC (law firm). Director since 1983. Shares of stock beneficially owned:
          23,836.11 The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. Mr. Shirk also serves as a director of Irex Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

          JAMES K. SPERRY, age 66. Retired Executive Vice President, Fulton Financial Corporation, and Retired Chairman of the Board and Chief Executive Officer of Fulton Bank. Director since 1984. Shares of stock beneficially owned: 98,375.12

          KENNETH G. STOUDT, age 54. President, The Stoudt Companies (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 45,829.

     As of February 28, 1999, Fulton Financial Corporation's directors and executive officers, as a group, owned of record and beneficially ____.13 shares of Fulton Financial Corporation common stock, representing ___percent of such shares then outstanding.

                                    Footnotes
                                    ---------

1    Includes 402 shares held in trust.

2    Includes 2,688 shares held as custodian for children.

3 Includes 22,173 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

4 Includes 39,383 shares held in the Corporation's Profit Sharing Plan, 5,500 shares which may be acquired pursuant to the exercise of stock options and 18,390 shares held by his spouse as trustee under various trusts for grandchildren.

5 Includes 80,182 shares held by Lancaster Malleable Castings Company. Mr. Hess disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

6 Includes 8,693 shares held in the Albertson Ward Profit Sharing Plan and 16,785 shares which may be acquired pursuant to the exercise of stock options. Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

7    Includes 2,987 shares held as custodian for grandchildren.

8 Includes 17,671 shares held in the Corporation's Profit Sharing Plan and 116,321 shares which may be acquired pursuant to the exercise of stock options.

9    Includes 9,740 shares held in a trust.

10   Includes 55,474 shares held by Bowman Sales & Equipment, Inc.

11   Includes 1,487 shares held in a trust.

12 Includes 27,016 shares held in the Corporation's Profit Sharing Plan and 12,427 shares which may be acquired pursuant to the exercise of stock options.

13 Includes __ shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.

Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors of Fulton Financial Corporation has a standing Audit Committee, but does not have a standing Nominating Committee or Compensation Committee. Fulton Bank has a standing Compensation Committee, which has been acting on behalf of Fulton Financial Corporation and will continue to do so until a Fulton Financial Corporation Compensation Committee is appointed. The Board of Directors of Fulton Financial Corporation also has a standing Executive Committee.

     The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and presentation of salary recommendations to the Board of Directors for approval. Members of the Executive Committee during 1998 were Arthur M. Peters, Jr., Chairman, Mrs. Holleran and Messrs. Caldwell, Fichthorn, Fulton, Garner, and Hess. In 1998, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. The Executive Committee met two times during 1998.

     Members of the Audit Committee during 1998 were William E. Rusling, Chairman, Mrs. Holleran and Messrs. Albertson, Bowman, Clark, Cohen, Freer, Henry, Jones, Lesher, Metz and Peters. The Audit Committee met eight times during the year. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

     Members of the Compensation Committee of Fulton Bank during 1998 were J. Robert Hess, Chairman, Mrs. Russell and Messrs. Chubb, Fichthorn and Shirk. Mr. Fulton serves as an ex-officio member of this Committee. The Committee met twelve times during the year to review benefit and salary administration programs. The Committee also reviews increases in salaries for officers and staff members of Fulton Financial Corporation, except for the executive officers, and makes recommendations in this regard to the Board of Directors.

     There were eight meetings of the Board of Directors of Fulton Financial Corporation and twenty-two meetings of committees of the Boards of Directors of Fulton Financial Corporation and Fulton Bank during 1998. No director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the various committees on which he or she served.

Compensation of Directors
-------------------------

     Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $7,500 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, directors are paid a fee of $300 for each Board of Directors meeting attended. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Executive Officers
------------------

     The following persons are the executive officers of Fulton Financial
Corporation:


Name                      Age         Office Held and Term of Office
----                      ---         ------------------------------
Rufus A. Fulton, Jr.      58          Chairman of the Board, President and Chief Executive Officer of
                                      Fulton Financial Corporation since January, 1999; previously
                                      President and Chief Executive of Fulton Financial Corporation.
                                      Member of Senior Management of Fulton Financial Corporation.

R. Scott Smith, Jr.       51          Executive Vice President of Fulton Financial Corporation and
                                      since July, 1998, Chairman of the Board and Chief Executive
                                      Officer of Fulton Bank, previously President and Chief
                                      Operating Officer of Fulton Bank.  Member of Senior Management
                                      of Fulton Financial Corporation and Fulton Bank.


Charles J. Nugent         50          Executive Vice President and Chief Financial Officer of Fulton
                                      Financial Corporation. Member of Senior Management of Fulton
                                      Financial Corporation.

Richard J. Ashby, Jr.     54          Executive Vice President of Fulton Financial Corporation and
                                      President and Chief Operating Officer of Fulton Bank since
                                      January, 1999; previously Chairman of the Board, President and
                                      Chief Executive Officer of Lafayette Ambassador Bank. Member
                                      of Senior Management of Fulton Financial Corporation and Fulton
                                      Bank.

Executive Compensation
----------------------

         The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1998.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                    Annual Compensation                                       Long-Term Compensation
                                    -------------------                                       ----------------------
Name and                                                                                                    All Other
Principal Position             Year           Salary                   Bonus               Options          Compensation*
------------------             ----           ------                   -----               -------          -------------
Rufus A. Fulton, Jr.,          1998        $495,926.08              $19,074.08              21,500           $74,388.91
President and Chief            1997        $447,777.98              $17,222.23              15,124           $67,166.70
Executive Officer              1996        $409,260.80              $15,740.80              15,121           $61,389.12

James K. Sperry,               1998        $143,966.44**                -0-                   -0-            $33,594.97
Executive Vice President       1997        $264,814.93***           $10,185.19              12,124           $40,000.00
(Retired)                      1996        $250,370.44***           $ 9,629.62              12,097           $37,833.34

R. Scott Smith, Jr.,           1998        $286,722.31              $11,296.30              16,500           $43,008.35
Executive Vice President       1997        $262,889.12              $10,111.12              11,374           $39,433.37
                               1996        $243,629.89              $ 9,370.38              11,341           $36,544.48

Charles J. Nugent,             1998        $231,111.40              $ 8,888.90              15,400           $34,666.71
Executive Vice President and   1997        $207,037.22              $ 7,962.17              10,624           $31,055.58
Chief Financial Officer        1996        $182,963.04              $ 7,037.04              10,207           $27,444.46

Richard J. Ashby,Jr. ****      1998        $204,333.33*****         $ 7,666.67              12,700           $  4,800.00
Executive Vice President       1997        $192,778.02*****         $ 7,222.23               8,749           $  4,800.00
                               1996        $181,222.28*****         $ 6,777.78               8,694           $  4,800.00

* Amounts accrued under the Fulton Financial Corporation Profit Sharing Plan for the account of each named executive officer (and in the case of Mr. Ashby, amounts of employer-matched funds contributed under the Fulton Financial Corporation Affiliates 401(k) Savings Plan for his account) and, in the case of Mr. Sperry, the fair market value of his company automobile transferred to him upon his retirement.

**    Mr. Sperry retired as Executive Vice President of Fulton Financial
Corporation on June 30, 1998.

*** Includes $50,000, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

**** Compensation paid as Chairman of the Board, President and Chief Executive Officer of Lafayette Ambassador Bank.

***** Includes $5,000, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

                     STOCK OPTION GRANTS IN FISCAL YEAR 1998

                                                                                                Potential Realized Value at
                                       % of Total                                               Assumed Annual Rates of
                                        Options          Exercise or                            Stock Price Appreciation for
                        Options        Granted to        Base Price                             Option Term
     Name               Granted        Employees         Per Share      Expiration Date           5%                 10%
     ----               -------        ---------         ---------      ---------------      ----------------------------------
Rufus A. Fulton, Jr.    21,500            8.59%           $24.8125      June 30, 2008         $335,495.56        $850,211.60

R. Scott Smith, Jr.     16,500            6.59             24.8125      June 30, 2008          257,473.34         652,488.10

Charles J. Nugent       15,400            6.16             24.8125      June 30, 2008          240,308.44         608,988.86

Richard J. Ashby, Jr.   12,700            5.08             24.8125      June 30, 2008          198,176.43         502,218.05

AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR END OPTION VALUES

                                                                       Number of
                                                                      Unexercised              Value of Unexercised
                         Shares Acquired          Value                Options at             In-the-Money Options at
     Name                 on Exercise*          Realized             Fiscal Year End**           Fiscal Year End*
     ----                 ------------          --------             -----------------           ----------------
Rufus A. Fulton, Jr.         12,948            $228,572.61                122,662                  $949,653.25

James K. Sperry              34,015             536,063.05                 12,427                    48,190.50

R. Scott Smith, Jr.           9,741             252,705.89                112,367                 1,025,604.71

Charles J. Nugent               -                   -                      69,076                   442,501.10

Richard J. Ashby, Jr.         4,522             107,420.11                 89,402                   833,098.69


* Restated to reflect a five-for-four stock split in the form of a stock dividend paid on May 27, 1998.

** All options are currently exercisable or were exercised, in part, subsequent to the end of Fiscal Year 1998. (In January, 1999, Rufus A. Fulton, Jr. acquired 6,341 shares upon exercise of options, and as a result, Mr. Fulton held 116,321 unexercised options as of February 28,
     1999).

              Executive Committee Report on Executive Compensation
              ----------------------------------------------------

     Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1998, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which had been developed by Towers Perrin, a consultant on executive compensation, and approved by the Board of Directors in 1995. This executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that Fulton Financial Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1998, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

     The peer group of bank holding companies chosen by the Executive Committee for purposes of making a comparative analysis of executive compensation for 1998 did not include all of the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The major difference between the peer groups is that the peer group chosen for executive compensation analysis included bank holding companies with assets between $2.1 and $6.8 billion from a seven-state region of the Eastern United States that were deemed to be potential competitors with Fulton Financial Corporation in attracting executive talent, while the peer group chosen for shareholder return analysis includes bank holding companies with assets between $2 and $8 billion that are located in a nine-state (plus the District of Columbia) region of the Eastern United States. Both peer groups include bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance.

     Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1996, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined depending upon the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 1998 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation as well as information provided by the Chief Executive Officer concerning each executive officer's level of individual performance and contribution to the organization. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

                               EXECUTIVE COMMITTEE
                               -------------------

         Arthur M. Peters, Jr., Chairman            Robert D. Garner
         Thomas D. Caldwell, Jr.                    J. Robert Hess
         Frederick B. Fichthorn                     Carolyn R. Holleran
         Rufus A. Fulton, Jr.*

* During 1998, Mr. Fulton was President and Chief Executive Officer of Fulton Financial Corporation.


                                Performance Graph
                                -----------------

         The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1993, in each of the following: (i) Fulton Financial Corporation common stock;
(ii) the stock of all United States companies traded on the NASDAQ Stock Market; and (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1997 of $2 to $8 billion; and (B) all dividends were reinvested in such securities over the past five years.

                Comparison of Five Year-Cumulative Total Returns

                          Fulton Financial Corporation

                              (Graph gets inserted)


Legend                               Description
------                               -----------
FFC                                  FULTON FINANCIAL CORPORATION
NASDAQ                               NASDAQ Stock Market (U.S. Companies)
Peer Group                           Self-Determined Peer Group consisting
                                     of all bank holding companies with assets
                                     of $2 - $8 billion at 9/30/97 with
                                     corporate headquarters in PA, MD, NJ, DE,
                                     OH, NY, DC, VA, WV and NC and not under
                                     acquisition agreement as of 12/31/98
Notes:
-----
                    A.               The lines represent yearly index levels
                                     derived from compounded daily returns that
                                     include all dividends.
                    B.               If the yearly interval, based on the fiscal
                                     year-end, is not a trading day, the
                                     preceding trading day is used.
                    C.               The index level for all series was set to 100.0 on 12/31/93.

                   12/31/93       12/31/94        12/31/95         12/31/96         12/31/97         12/31/98
                   --------       --------        --------         --------         --------         --------
FFC                100.00           109.56          132.68           156.34           266.25           236.20
NASDAQ             100.00            97.75          138.26           170.01           208.58           293.21
Peer Group         100.00           106.22          140.48           181.15           302.74           298.19

                  Severance Agreements and Survivors' Benefits
                  --------------------------------------------

         Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Smith, Ashby and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable, in the case of Mr. Fulton, for a period of five years and, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

         Officers of Fulton Financial Corporation, Fulton Bank, and Lebanon Valley Farmers Bank as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Smith and Ashby participate in this program.

Transactions with Directors and Executive Officers
--------------------------------------------------

         Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 1998. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

         Some of the directors of Fulton Financial Corporation are members of law firms which provided legal services to Fulton Financial Corporation or its subsidiaries in 1998 and prior years. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank of Gloucester County, a subsidiary of Fulton Financial Corporation, for many years. In 1998, Albertson Ward was paid $178,062 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 1998. John O. Shirk, a director of Fulton Financial Corporation, is a partner in this law firm. The law firm of Henry & Beaver, LLP, Lebanon, Pennsylvania, has, for many years, provided legal services to Lebanon Valley National Bank, which was merged with a subsidiary of Fulton Financial Corporation in 1998 to form Lebanon Valley Farmers Bank. In 1998, it provided legal services to both banks. Director Charles V. Henry, III is a partner in this law firm. In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the case of Jeffrey G. Albertson, reports of change in ownership required to be filed on or before August 10 and September 10, 1998, respectively, were filed later, on January 27, 1999; in the case of James K. Sperry, a report of change in ownership required to be filed on or before May 10, 1998, was filed later, on May 31; and in the case of Kenneth
G. Stoudt, a report of change in ownership required to be filed on or before September 10, 1998 was filed later, on September 22. In each case, the failure to file timely reports was inadvertent.

                   AMENDMENT OF THE ARTICLES OF INCORPORATION
                   ------------------------------------------

General Information
-------------------

         The Articles of Incorporation of Fulton Financial Corporation, as presently in effect, provide that the authorized capital of Fulton Financial Corporation shall consist exclusively of 200 million shares of common stock, par value $2.50 per share, and 10 million shares of preferred stock without par value. As of March 1, 1999, there were _____________ shares of common stock outstanding, which shares were held by _______________ owners of record. In addition, as of that date,_________ shares of common stock were reserved for issuance pursuant to stock option plans,________ shares were reserved for issuance pursuant to the Dividend Reinvestment and Stock Purchase Plan, and ___________ shares were reserved for issuance pursuant to the Shareholder Rights Plan adopted on June 20, 1989. Thus,_______ shares of common stock are currently available for future financing, acquisitions and other corporate purposes. (For each additional share issued, one share must be reserved for issuance pursuant to the Shareholder Rights Plan; therefore, only _________________ shares remain available for discretionary issuance.) No shares of preferred stock have been issued by Fulton Financial Corporation.

         On January 19, 1999, the Board of Directors adopted a proposal to amend
Article 5 of the Articles of Incorporation of Fulton Financial Corporation for the purpose of increasing the number of authorized shares of common stock from 200 million shares to 400 million shares. Under the proposed amendment, no change would be made in the number of authorized shares of preferred stock. The Board of Directors believes that it is desirable to have additional authorized shares of common stock available for issuance for the purpose of raising additional capital and for use in connection with acquisitions, stock dividends, stock splits, issuance pursuant to the Dividend Reinvestment and Stock Purchase Plan and employee benefit plans and other general corporate purposes. Having additional authorized shares of common stock available for issuance in the future would provide Fulton Financial Corporation with greater flexibility in pursuing such corporate purposes and would allow additional shares to be issued without the expense and delay of further amendments to the Articles of Incorporation, which would require shareholder approval at an annual or special shareholders meeting. The rules of the NASDAQ National Market System, on which Fulton Financial Corporation common stock trades, may, however, require shareholder approval before additional shares could be issued under certain circumstances. Fulton Financial Corporation has no present plan or intention to issue any additional shares of common stock, except for ______________ shares which have been reserved for issuance in connection with stock options, and _____________ shares which have been reserved for issuance in connection with the Dividend Reinvestment and Stock Purchase Plan.

         The additional shares of Fulton Financial Corporation common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. The holders of Fulton Financial Corporation common stock do not have preemptive rights in connection with the issuance of additional shares of common stock.

         If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania. Under the Articles of Incorporation of Fulton Financial Corporation, the affirmative vote of 66-2/3 percent of the outstanding shares entitled to vote is required in order to approve the proposed amendment.

         The proposed amendment to increase the number of authorized shares of common stock is not proposed to discourage a takeover or change in control of Fulton Financial Corporation. Nevertheless, in certain instances, a proposal to increase the amount of authorized stock may have an anti-takeover effect. In the event that a hostile takeover of Fulton Financial Corporation is threatened, the Board of Directors could issue shares of common stock or preferred stock to dilute the stock ownership of persons seeking to obtain control of the company.

Recommendation of the Board of Directors
----------------------------------------

         The Board of Directors believes that its proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock is in the best interests of Fulton Financial Corporation and its shareholders, and recommends that the proposal be approved by the shareholders. Accordingly, the following resolutions will be presented to the shareholders at the 1999 Annual Meeting:

                    RESOLVED, that the proposal of the Board of Directors to
               amend the Articles of Incorporation of Fulton Financial Corporation for the purpose of increasing the number of authorized shares of common stock from 200 million shares to 400 million shares be, and is hereby approved and adopted by the shareholders of the Corporation; and

                    RESOLVED FURTHER, that the officers and directors of the
               Corporation be, and are hereby authorized and empowered on behalf of the Corporation to execute and file Articles of Amendment and to take all such other actions as they may determine in their discretion to be necessary or appropriate in order to effect the foregoing amendment to the Articles of Incorporation.

                  AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN
                  ---------------------------------------------

General Information
-------------------

         On February 18, 1986, the Board of Directors of Fulton Financial Corporation approved and adopted an Employee Stock Purchase Plan (the "Plan"), which was subsequently approved by the shareholders at the Annual Meeting of shareholders held on April 15, 1986. The Plan was originally scheduled to terminate on February 18, 1996, but an amendment was approved by shareholders at the Annual Meeting of shareholders held on April 17, 1995 which provided that the Plan would continue in existence until terminated by the Board of Directors. Under the Plan, the Board of Directors is authorized to grant options to employees of Fulton Financial Corporation and its subsidiaries to purchase shares of the common stock of Fulton Financial Corporation with up to a 15% price discount. The purpose of the Plan is to advance the interests of Fulton Financial Corporation and its shareholders by encouraging employees to acquire a stake in the future of Fulton Financial Corporation by purchasing shares of its common stock.

         The Plan permits the Board of Directors to amend, modify, suspend or terminate the Plan at any time, although the Board may not, without the consent of the shareholders of Fulton Financial Corporation, make any amendment which increases the number of shares for which options may be granted, changes the class of eligible employees, or materially increases the benefits accruing to an employee under the Plan.

         It is anticipated that the number of shares of Fulton Financial Corporation common stock for which options were originally authorized to be granted under the Plan will soon be exhausted. The Board of Directors believes that it is in the best interests of Fulton Financial Corporation and its shareholders for the Plan to continue. The Board of Directors has approved an amendment to the Plan to increase by 500,000 shares the number of shares of common stock for which options are authorized to be granted so that the Plan can continue its existence once the shares for which options were originally authorized to be granted are exhausted.

Summary of the Plan
-------------------

         A copy of the Plan is attached to this Proxy Statement as Exhibit A. The following is a summary of the more significant terms of the Plan:

         The Plan authorizes the Board of Directors of Fulton Financial Corporation to grant options for up to a total of 100,000 shares of Fulton Financial Corporation common stock, which total is subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations, and other changes in the corporate structure of Fulton Financial Corporation. Since the shareholders originally approved the Plan, the adjustments for stock splits and stock dividends have increased the authorized shares from 100,000 shares to ____________ shares, with current available shares of ______________. When an option is exercised, Fulton Financial Corporation delivers authorized but unissued shares or treasury shares.

         The Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"), consisting of those members of the Executive Committee of the Board of Directors who are not eligible to receive options under the Plan. The Committee has complete discretion to determine whether or not options will be granted under the Plan in any year and, if so, the total number of shares that will be optioned in such year. Each option expires on the date specified by the Committee at the time it is granted, except that all options granted under the Plan must expire five years from the date of grant.

         When options are granted under the Plan, options must be granted proportionately to all employees of Fulton Financial Corporation and its subsidiaries who were employed by Fulton Financial Corporation or any subsidiary on December 31 of the year immediately preceding the year in which options are granted, except that the Committee may elect to exclude those employees who customarily work 20 hours or less per week. Only those members of the Board of Directors who are also employees of Fulton Financial Corporation or one of its subsidiaries are eligible to participate in the Plan. When options are granted, each eligible employee is granted an option to purchase the number of whole shares that can be purchased, at the applicable option price established by the Committee, with a percentage of his or her total compensation for the immediately proceeding calendar year. The Committee may limit the number of shares that can be purchased pursuant to each option and no employee may be granted an option to purchase stock with an aggregate fair market value of more than $25,000 during any calendar year. The Committee may also place other limitations on options granted under the Plan, such as requiring that options be exercised only with funds accumulated through payroll deductions or restricting transfer of the stock purchased under the Plan.

         The option price per share is determined by the Committee, but may not be less than the lesser of: (i) 85% of the fair market value of the stock on the date of grant, or (ii) 85% of the fair market value of the stock on the date of exercise. An option which is exercised more than 27 months after the date of grant, however, must be exercised at a price equal to 85% of the fair market value of the shares on the date of exercise.

         During the lifetime of an optionee, an option may be exercised only by the optionee and only if the optionee is an employee of Fulton Financial Corporation or one of its subsidiaries at the time of exercise. If an optionee's employment terminates by reason of death or disability, the option may be exercised by the optionee or the heirs or personal representatives of the optionee for a period of three months following termination of employment.

Recommendation of the Board of Directors
----------------------------------------

         The Board of Directors believes that the proposal to amend the Plan for the purpose of increasing by 500,000 shares the number of shares of common stock for which options are authorized to be granted under the Plan is in the best interests of Fulton Financial Corporation and its shareholders, and recommends that the amendment be approved by the shareholders. Accordingly, the following resolutions will be presented to the shareholders at the Annual Meeting:

                    RESOLVED, that the proposal of the Board of Directors to
               amend the Fulton Financial Corporation Employee Stock Purchase Plan for the purpose of increasing by 500,000 shares the number of shares of Fulton Financial Corporation common stock for which options are authorized to be granted under the Plan be, and hereby is approved and adopted by the shareholders of the Corporation; and

                    RESOLVED FURTHER, that the officers and directors of the
               Corporation be, and are hereby authorized and empowered to take all such actions as they may in their discretion determine to be necessary or appropriate in order to effect the foregoing amendment to the Plan.

             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
             ------------------------------------------------

         For the year ended December 31, 1998, Fulton Financial Corporation engaged Arthur Andersen LLP, independent certified public accountants, to audit the Corporation's financial statements. The appointment of Arthur Andersen LLP for the current year will be reviewed in the second quarter of 1999. Representatives of Arthur Andersen LLP are expected to be present at the 1999 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION
                             ----------------------

         *A copy of the Annual Report of Fulton Financial Corporation on Form
          -------------------------------------------------------------------
10-K as filed with the Securities and Exchange Commission, including financial
------------------------------------------------------------------------------
statements and financial statement schedules, is available without charge to
----------------------------------------------------------------------------
shareholders upon written request addressed to William R. Colmery, Secretary,
-----------------------------------------------------------------------------
Fulton Financial Corporation, P.0. Box 4887, Lancaster, Pennsylvania 17604.
---------------------------------------------------------------------------


                                  OTHER MATTERS
                                  -------------

         The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 1999 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                           RUFUS A. FULTON, JR.
                                           Chairman of the Board, President and
                                                        Chief Executive Officer

Lancaster, Pennsylvania
March 11, 1999


* BOLD FACE TYPE

                                   EXHIBIT A

                         FULTON FINANCIAL CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose of the Plan

     The purpose of this Employee Stock Purchase Plan is to advance the interests of Fulton Financial Corporation and its shareholders by encouraging its employees and the employees of its affiliates to acquire a stake in the future of the Company by purchasing shares of the common stock of Fulton Financial Corporation. It is intended that this Employee Stock Purchase Plan shall be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1954, as amended.

2.   Definitions

     For purposes of the Plan, the following words or phrases have the meanings assigned to them below:

     (a) "Affiliate" shall mean a parent or subsidiary corporation as defined in Section 425 of the Code (substituting "Company" for "employer corporation"), including a parent or a subsidiary which becomes such after the adoption of the Plan.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c)  "Code" shall mean the Internal Revenue Code of 1954, as amended.

     (d)  "Committee" shall mean the Stock Option Committee of the Board.

     (e)  "Company" shall mean Fulton Financial Corporation.

     (f) "Date of Grant" in respect of any option granted under the Plan shall mean the date on which that option is granted by the Board.

     (g) "Date of Exercise" in respect of any option granted under the Plan shall be the date specified by the Committee in its rules and regulations governing the exercise of options granted under the Plan.

     (h) "Disinterested" in respect of a director shall mean a director of the Company who is not eligible to receive options under the Plan.

     (i) "NASDAQ" shall mean the National Association of Securities Dealers, Inc. Automated Quotations System.

     (j) "Optionee" shall mean an employee to whom an option has been granted pursuant to the Plan.

     (k)  "Plan" shall mean this Employee Stock Purchase Plan.

     (l)  "Stock" shall mean the $2.50 par value common stock of the Company.

     (m) "Total compensation" shall mean the total remuneration paid to an employee by the Company and its affiliates during any calendar year, as reported on the employee's Federal Income Tax Withholding Statement(s) (Form W-2).

3.   Administration of the Plan

     (a) The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board which shall consist of all members of the Executive Committee of the Board who are not eligible to receive options under the Plan; provided, however, that the Committee shall at all times consist of at least three disinterested directors. No Committee member shall be eligible (or shall have been eligible within one year prior to his appointment) to receive options under the Plan or to be selected as a participant under any discretionary plan of the Company or any of its affiliates, entitling him to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

     (b) The Committee shall be vested with full authority to adopt, amend and rescind such rules, regulations and procedures as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

     (c) Any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of a majority of the disinterested members of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any option granted under the Plan.

4.   Stock Subject to the Plan

     The Board shall have the authority from time to time from and after the effective date hereof to grant options under the Plan to purchase an aggregate of 100,000 shares of Stock, subject to adjustment as provided in
     Section 10 below. As the Board may determine from time to time, the Stock optioned may consist either in whole or in part of authorized but unissued shares or shares held in treasury.

5.   Eligibility

     When options are granted under the Plan, options shall be granted to all employees of the Company or any affiliate who were employed by the Company or any affiliate on December 31 of the year immediately preceding the year in which options are granted, except that the Committee may elect to exclude those employees who customarily work 20 hours or less per week.

6.   Allocation of Optioned Stock

     (a) When options are granted under the Plan, each eligible employee shall be granted an option to purchase the number of whole shares that can be purchased, at the applicable option price established by the Committee, with a percentage (which shall be uniform for all eligible employees) of his total compensation for the immediately preceding calendar year; provided, however, that the Committee may limit the maximum number of shares that may be purchased pursuant to each option, provided that such limitation is uniform for all eligible employees.

     (b) All options granted under the Plan shall be subject to the following additional limitations:

          (i) No option shall be granted to any employee who, immediately after the grant, would own stock possessing five percent or more of the total combined voting power of the Company or any of its affiliates. In computing the stock ownership of an employee for purposes of this limitation, the rules of Section 425(d) of the Code shall apply and stock which an employee may purchase under the Plan or under any other plan maintained by the Company shall be treated as stock owned by the employee.

          (ii) No option shall be granted to any employee which at the Date of Grant, would permit his rights to purchase stock under the Plan and all other employee stock purchase plans of the Company and its affiliates to accrue at a rate exceeding $25,000 of fair market value (determined pursuant to Section 7 below) for each calendar year in which such option is outstanding at any time.

7.   Option Price

     (a) The option price per share of the Stock that may be purchased pursuant to each option shall be determined by the Committee, subject to approval by the Board, but shall not in any event be less than the lesser of (i) 85% of the fair market value per share of the Stock on the Date of Grant, or (ii) 85% of the fair market value per share of the Stock on the Date of Exercise, subject to adjustment as set forth in Section 10 below.

     (b) During such time as the Stock is not listed on an established stock exchange but is listed in the NASDAQ National Market System, the fair market value per share shall be the average of the highest and lowest trading prices for the Stock on the applicable date or, if no trade of Stock occurred on that day, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

     (c) During such time as the Stock is not listed on an established stock exchange or in the NASDAQ National Market System, the fair market value per share shall be the average of the closing dealer "bid" and "ask" prices for the Stock, as quoted by NASDAQ for the applicable date or, if no "bid" and "ask" prices are quoted for that day, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

     (d) If the Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of the Stock on such stock exchange or exchanges on the applicable date or, if no sale of the Stock has been made on any stock exchange on that day, the fair market value shall be determined in reference to such prices on the next preceding day on which such prices were quoted.

     (e) In the event the Stock is not traded on an established stock exchange and no closing dealer "bid" and "ask" prices are available, then the fair market value of the Stock shall be as determined in good faith by the Committee.

8.   Terms and Conditions of Options

     (a) Each option shall be evidenced by a written stock option agreement specifying the maximum dollar value of the Stock that may be purchased pursuant to the option, the option term, and such terms and conditions established by the Committee as are consistent with the terms of the Plan.

     (b) Each option granted under the Plan shall expire on the date determined by the Committee; provided, however, that, subject to the provisions of paragraph (d) below, each option shall terminate not later than the date which is five years from the Date of Grant, and provided further, that options exercised more than 27 months after the Date of Grant must be exercised at an option price per share equal to 85% of the fair market value per share on the Date of Exercise.

     (c) The Committee may from time to time establish such further terms, conditions and limitations on the exercise of options granted under the Plan as it may, in its sole discretion, deem appropriate, and which are not inconsistent with Section 423 of the Code, including, without limitation, payroll deduction requirements, restrictions on exercise dates, restrictions on transfer of the Stock purchased pursuant to the options granted under the Plan and participation in the dividend reinvestment plan of the Company.

     (d) An option granted pursuant to the Plan may be exercised only while the Optionee is employed by the Company or one of its affiliates and, if not fully exercised prior to termination of employment, will expire on the date of termination; provided, however, that in the event of a termination of employment by reason of death or disability, the option may be exercised by the Optionee or his heirs or personal representatives for a period of three months following termination of employment.

     (e) During the lifetime of an Optionee, an option granted pursuant to the Plan shall be exercisable only by the Optionee and shall not be assignable or transferable by him other than by will or the laws of descent and distribution.

9.   Exercise of Options

     (a) Each Optionee who elects to exercise an option granted pursuant to this Plan shall comply with such rules, regulations and procedures regarding the exercise of options as the Committee shall from time to time establish.

10.  Changes in Capital Structure

     (a) In the event of any change in the Stock subject to the Plan or the Stock subject to any option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the corporate structure of the Company, the Committee shall appropriately adjust the number of shares subject to the Plan and, where appropriate, the maximum number of shares subject to each outstanding option. Such adjustment shall not result in the issuance of fractional shares. Each such adjustment shall be made in such manner as not to constitute a "modification" of the option as defined in Section 425 of the Code.

     (b) If the Company is succeeded by another corporation in a merger or consolidation or if more than 50% of its stock is acquired by another corporation, all options granted under the Plan shall be assumed by the successor corporation and each such option shall be applicable to the stock of the successor corporation, with only such modifications as may be necessary to continue the status of such option as an option granted under an employee stock purchase plan within the meaning of
          Section 423 of the Code.

     (c) The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.  Registration of Stock

     No option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance of shares thereunder, unless such listing, registration, qualification, consent or approval may be effected or obtained free of any conditions not acceptable to the Board.

12.  Amendment or Termination of the Plan

     (a) The Board may at any time amend, modify, suspend or terminate the Plan; provided that, except as provided in Section 10, above, the Board may not, without the consent of the shareholders of the Company, make any amendment or modification which:

          (i) increases the maximum number of shares of Stock as to which options may be granted under the Plan,

          (ii)  changes the class of eligible employees,

          (iii) increases materially the benefits accruing to an employee under the Plan, or

          (iv) otherwise requires the approval of the shareholders of the Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) under the Securities Exchange Act of 1934.

     (b) Notwithstanding the provisions of paragraph (a) above, the Board reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding options granted under the Plan to the extent necessary to qualify the options granted under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded options granted under an employee stock purchase plan within the meaning of Section 423 of the Code, the regulations promulgated thereunder, and any amendments or replacements thereof.

     (c)  [Deleted]

     (d) No amendment, modification or termination of the Plan (whether by action of the Board or by expiration of the Plan term) shall in any manner affect any option theretofore granted under the Plan without the consent of the Optionee or any person claiming under or through the Optionee.

13.  Effective Date

     The Plan shall become effective on the date on which it is adopted by the Board, provided that the Plan is approved by the shareholders of the Company within twelve months thereafter. The Board may issue options pursuant to the Plan prior to its approval by the shareholders of the Company, provided that all such options are contingent upon shareholder approval of the Plan within said twelve-month period.

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                                      33
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                                  [FRONT SIDE]


P R O X Y                  FULTON FINANCIAL CORPORATION                P R O X Y
                             LANCASTER, PENNSYLVANIA


         The undersigned hereby appoints David S. Etter and Kenneth E. Shenenberger, or either one of them, as proxies, with full power of substitution, to represent and vote, as designated below, all of the Fulton Financial Corporation common stock: (i) held of record by the undersigned on March 1, 1999, and (ii) which the undersigned is otherwise entitled to vote at the Annual Meeting of shareholders to be held on Tuesday, April 20, 1999, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

        YOUR DIRECTORS RECOMMEND A "FOR" VOTE FOR EACH OF THE FOLLOWING MATTERS:

1. ELECTION OF DIRECTORS (check one block)    [_] FOR

   FOR A TWO YEAR TERM:  Charles V. Henry, III, and Joseph J. Mowad, M.D.

   FOR A THREE YEAR TERM:  Martin D. Cohen, Patrick J. Freer, Robert D. Garner,
                           J. Robert Hess, Carolyn R. Holleran, Samuel H. Jones, Jr., Donald W. Lesher, Jr., Stuart H. Raub, Jr. and Mary Ann Russell

                           For, except vote withheld from the following nominee(s):


                           ----------------------------------------------------

                                              [_] WITHHELD as to all nominees

2.  AMENDMENT OF THE ARTICLES OF INCORPORATION (check one block)
    The Articles of Incorporation would be amended for the purpose of increasing the number of authorized shares of common stock from 200 million to 400 million shares.

          [_] FOR              [_] AGAINST               [_] ABSTAIN

3. AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN (check one block)
    The Employee Stock Purchase Plan would be amended for the purpose of increasing by 500,000 shares the number of shares of common stock for which options are authorized to be granted under the Plan.

          [_] FOR              [_] AGAINST               [_] ABSTAIN

                (Continued, and to be signed, on the other side)

                                   [BACK SIDE]


                         (Continued from the other side)


         This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed, FOR the amendment of the Articles of Incorporation and FOR the amendment of the Employee Stock Purchase Plan.

         This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the management of Fulton Financial Corporation.

                                   Dated:                             , 1999
                                         -----------------------------


                                   -----------------------------------------
                                                 Signature



                                   -----------------------------------------
                                                 Signature




                                     Please sign exactly as your name appears
                                     hereon. If stock is held in joint names,
                                     each joint owner should sign. If signing
                                     for a corporation or partnership or as
Please mark, sign, date and mail     attorney or fiduciary, indicate your full
this proxy promptly in the postage   title. If more than one fiduciary has
prepaid return envelope provided.    authority over the stock, all should sign.






                                      -2-